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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: March 16, 1998
(Date of earliest event reported)

               Deutsche Mortgage & Asset Receiving Corporation
            (Exact name of registrant as specified in its charter)

      Delaware          333-4272            04-3310019
  (State or Other
   Jurisdiction of     (Commission       (I.R.S. Employer
    Incorporation      File Number     Identification No.)
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        One International Place--Room 520, Boston, Massachusetts 02110
                    Address of Principal Executive Office

      Registrant's telephone number, including area code: (617) 951-7690


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ITEM 5. OTHER EVENTS.

   Attached as Exhibit 99.1 to this Current Report are certain materials (the
"Collateral Term Sheets") furnished to the Registrant by Deutsche Morgan
Grenfell Inc. and Morgan Stanley & Co. Incorporated (the "Underwriters"), the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through
Certificates, Series 1998-C1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule
424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The
Certificates have been registered pursuant to the Act under a Registration
Statement on Form S-3 (No. 333-08328) ( the "Registration Statement"). The
Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

   The Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

   Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 99.1 Collateral Term Sheets.

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   Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                 DEUTSCHE MORTGAGE & ASSET RECEIVING
                                 CORPORATION

                                 By: /s/ Nancy D. Smith
                                     ----------------------------------------
                                     Nancy D. Smith
                                     President

Date: March 17, 1998